SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING
                              STRONG SMALL CAP FUND
                           "final copy for recording"


               Shareholder Hears This Script

Speech 1 Welcome. Please enter the control number located beneath the toll-free telephone number on the upper portion of your proxy card.

Speech 2 To vote as the Strong Funds Board recommends on all proposals, Press 1 now.

Closing A      You  voted as the  Board  recommended.  If  correct,  press 1. If incorrect, press 0.

Speech 3       To vote on each proposal seperately, press 0 now.

Speech 4       Proposal 1:
               To vote FOR Reorganization Plan, press 1; AGAINST, press 9, ABSTAIN, press 0

Speech 5       Proposal 2:
               To vote FOR Related Articles Amendment, press 1; AGAINST, press 9, ABSTAIN, press 0

               You voted as follows;
Closing B         Proposal 1: For, Against, Abstain
                  Proposal 2: For, Against, Abstain
               If this is correct, Press 1 now:  If incorrect, Press 0

Speech 6 By selecting how you would like to vote through the telephone, you are appointing Management Information Services Corporation as your attorney-in-fact to vote your shares at the meeting as you have indicated. If you have any specific questions about the proposed changes please contact Strong Funds at 800-368-9422. Thank you.

Speech 7 If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.

                   MANAGEMENT INFORMATION SERVICES CORPORATION

Three easy ways to vote your proxy

The accompanying proxy statement outlines an important issue affecting the Strong Small Cap Fund. Your vote will help determine the future of your investment. Please take time to read the proxy statement and cast your vote. There are three ways to vote--choose the method that's most convenient for you.

1) Vote by telephone. Call our dedicated proxy voting line--1-888-221-0697. Then enter the control number from your proxy card, and follow the voice prompts to record your vote. This option is available 24 hours a day, 7 days a week.

2) Vote by Internet. Visit the Strong Funds web site, www.strong-funds.com, and click on the Proxy Vote icon you'll see on our home page. Then follow the voting instructions that will appear.

3) Vote by mail. Simply fill out the proxy card and return it to us in the enclosed postpaid envelope. There is no need to return the card if you vote by phone or Internet.

Remember--your vote matters. So follow one of these easy steps today!


Strong Funds Distributors, Inc. 8597G97

                            STRONG PROXY INFORMATION

Strong Small Cap Fund
VOTE NOW

[  ]     How do I vote?

You may vote in any one of four ways:

        . By Touch-Tone Telephone. Just call the toll-free number on your proxy card and follow the instructions to cast your vote.

        . By Computer. Cast your vote online by selecting the "Vote Now" button

        . By Mail. Complete the proxy card and mail it back to Strong Funds in the envelope provided.

        . In Person. Attend your fund's shareholder meeting and cast your vote in person.

Strong Funds encourages you to vote by telephone or by computer as these methods save costs.

[  ]     Should I send in the card and vote by telephone or Internet?

No. You should only vote using one method. The only reason for you to vote again would be to change your previous vote.

[  ]     How do I vote by telephone?

You need to use a touch-tone telephone.

         1. Have your proxy card ready.
         2. Dial the  toll-free  number  listed on your proxy card.
         3. Enter the control number found on the card.
         4. Follow the  instructions  that you will hear on the phone system.

[  ]     How do I vote on the Internet?

         1. Have your proxy card ready.
         2. Go to:  http://proxyweb.com.
         3. Enter the control number found on the card.
         4. Follow the instructions on your computer screen.

                  By voting on the Internet you are appointing Management Information Services Corporation, an Internet proxy solicitation firm ("MIS"), as your agent (attorney-in-fact) to complete, sign, and date a proxy card on your behalf.

                  You may appoint MIS as your attorney-in-fact by going to the MIS web site and following the instructions for submitting the Power of Attorney and proxy completion instructions.

A Power of Attorney permits MIS to complete, sign, date and return to the Fund a proxy card on your behalf. You may instruct MIS as to how to complete your proxy card (i.e., by voting for, against or abstaining from each proposal) by responding to each item in the proxy completion instructions. If you do not specify how MIS is to complete your proxy card, MIS will complete the proxy card as recommended by the Board of Directors. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR EACH PROPOSAL.

[VOTE NOW]

[  ]     What does it mean to be represented by proxy?

Being represented by proxy means that you have appointed someone else to act on your behalf--as your proxy--at the shareholder meeting. Your appointed proxy must vote each proposal according to the instructions which you provided on your proxy card or via the telephone or Internet.

[  ]     With so many shareholders in the Fund, why should I vote?

Your vote certainly makes a difference. If shareholders fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, proxies will have to be mailed again causing additional costs to the Fund.

   [ STRONG HOME /   OUR FUNDS / EDUCATION  / RETIREMENT PLANNING /    SERVICES
     NETDIRECT  /  PERFORMANCE/ PROSPECTUS /  NEWS & MARKETS     /     E-MAIL ]


             Need Help? Enter what you are looking for: [        ] [ FIND ]




                              STRONG 1-800-359-3379
             (c) Copyright 1996-1998 Strong Capital Management, Inc.

                          Internet Proxy Voting Service

Please Enter Control Number from your Proxy     [   ] [  ] [   ] [    ] [    ]
                                      Card:

Please Enter Last 4 Digits of Your Tax ID#:  [  ]      [Vote Proxy Card]

                  Check here [ ] to Vote with Board recommendations.





[FORM OF PROXY CARD INDICATING                 This site is best viewed
LOCATION  OF CONTROL NUMBER]                   using Netscape or Internet
                                               Explorer versions 3.0 or
                                               higher and using a display
                                               resolution of 800 X 600.

                          Internet Proxy Voting Service
                                Proxy Voting Card
[STRONG FUNDS LOGO]          Strong Equity Funds, Inc. -
                              Strong Small Cap Fund


Please read the full text of the Proxy Statement before you vote.

POWER OF ATTORNEY

By submitting this Power of Attorney and the following Proxy Completion Instructions, I hereby make, constitute and appoint Management Information Services Corporation ("MIS") as my true and lawful attorney-in-fact in connection with the proxy solicited on behalf of the Board of Directors of the Strong Small Cap Fund (the "Fund') in connection with the Special Meeting of the Shareholders of the Fund on October 29, 1998 (the "Proxy") with power to complete, sign, date and return the Proxy, as designated below as fully as I could do if I personally completed, signed, dated and returned the Proxy. I hereby represent that I am the owner specified on the proxy card containing the control number entered on the prior page and confirm and ratify whatever said attorney-in-fact has done or will do in accordance with the instructions designated below with respect to the Proxy by virtue of the authority created hereunder.

Unless earlier revoked by (i) a later dated Power of Attorney or (ii) a later dated Proxy, this Power of Attorney shall terminate, lapse, and expire without execution of a further instrument immediately following the Special Meeting of the Shareholders of the Fund on October 29, 1998 or the last adjournment thereof, whichever is later.

PROXY COMPLETION INSTRUCTIONS

MIS is instructed, as my attorney-in-fact, to complete the Proxy solicited on behalf of the Board of Directors of the Fund as specified below. If no specification is made, MIS is instructed to complete the Proxy as recommended by the Board of Directors.

-------------------------------------------------------------------------------------------------------------------



Proposal   1. To approve or disapprove an Agreement and Plan of    [     ]  FOR    [     ]  AGAINST [   ]   ABSTAIN
              Reorganization
Proposal   2. To approve or disapprove Amended and Restated        [     ]  FOR    [     ]  AGAINST [   ]   ABSTAIN

Articles of Incorporation


                      These proposals are for display only.

   Please refer to the proxy statement for discussion of each of these matters.
   If no specification is made on a proposal, the proposal will be voted "For".
--------------------------------------------------------------------------------------------------------------------

       To receive e-mail confirmation, enter your e-mail address here: [ ]

                 Press this button to [Submit] your Proxy vote.
                 Please review your selections carefully before voting.
   If you vote more than once on the same Proxy, only your last (most recent)
                         vote will be considered valid.

                          Internet Proxy Voting Service
                                Proxy Voting Card
[STRONG FUNDS LOGO]         Strong Equity Funds, Inc. -
                              Strong Small Cap Fund
                    Thank you! Your vote has been submitted.

Please read the full text of the Proxy Statement before you vote.

POWER OF ATTORNEY

By submitting this Power of Attorney and the following Proxy Completion Instructions, I hereby make, constitute and appoint Management Information Services Corporation ("MIS") as my true and lawful attorney-in-fact in connection with the proxy solicited on behalf of the Board of Directors of the Strong Small Cap Fund (the "Fund') in connection with the Special Meeting of the Shareholders of the Fund on October 29, 1998 (the "Proxy") with power to complete, sign, date and return the Proxy, as designated below as fully as I could do if I personally completed, signed, dated and returned the Proxy. I hereby represent that I am the owner specified on the proxy card containing the control number entered on the prior page and confirm and ratify whatever said attorney-in-fact has done or will do in accordance with the instructions designated below with respect to the Proxy by virtue of the authority created hereunder.

Unless earlier revoked by (i) a later dated Power of Attorney or (ii) a later dated Proxy, this Power of Attorney shall terminate, lapse, and expire without execution of a further instrument immediately following the Special Meeting of the Shareholders of the Fund on October 29, 1998 or the last adjournment thereof, whichever is later.

PROXY COMPLETION INSTRUCTIONS

MIS is instructed, as my attorney-in-fact, to complete the Proxy solicited on behalf of the Board of Directors of the Fund as specified below. If no specification is made, MIS is instructed to complete the Proxy as recommended by the Board of Directors.

-----------------------------------------------------------------------------
Proposal   1.     To approve or disapprove an Agreement and Plan of       [ FOR  ]  [AGAINST]  [ABSTAIN]
                  Reorganization
Proposal   2.     To approve or disapprove Amended and Restated           [ FOR  ]  [AGAINST]  [ABSTAIN]
                  Articles of Incorporation

                      These proposals are for display only.
   Please refer to the proxy statement for discussion of each of these matters.
--------------------------------------------------------------------------------
                 Your e-mail confirmation has been sent to: [ ]


[ ] Change Vote [  ] Exit Internet Proxy Voting Service [   ] Vote Another Proxy

From:     proxyweb@proxyweb.com [SMTP:proxyweb@proxyweb.com]
Sent:     [DATE/TIME]
to:       [INTERNET ADDRESS]
Subject:  Confirmation of Internet Proxy Vote

Your vote has been submitted for Strong Small Cap Fund
--------------------------------------------------------------------------------
Proposal 1.  To approve or disapprove an Agreement and Plan of       [ FOR  ]  [AGAINST]  [ABSTAIN]
             Reorganization
Proposal 2.  To approve or disapprove Amended and Restated           [ FOR  ]  [AGAINST]  [ABSTAIN]
             Articles of Incorporation

Thank you for using PROXY WEB.  The Internet Proxy Voting Service!